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                                                                    Exhibit 10.1



                             SUBSCRIPTION AGREEMENT


LXR Biotechnology, Inc.
1401 Marina Way South
Richmond, CA  94804
Attn:  Chief Executive Officer

Gentlemen:

     1. Subscription. Pursuant to this Subscription Agreement (the "Agreement"), Grace Brothers, Ltd. (the "Investor") is hereby purchasing from LXR Biotechnology, Inc., a Delaware corporation (the "Company"), 3,428,572 shares (the "Shares") of common stock, par value $0.0001 per share (the "Common Stock"), of the Company for a purchase price of $1.75 per Share and an aggregate purchase price of $6,000,0001 (the "Purchase Price").

     2. Closing.

        (a) On the date hereof (the "Closing") payment of the Purchase Price is being made by electronic wire transfer in accordance with the following instructions:


               Bank Name                Wells Fargo Bank
               Bank Address:            San Francisco
               ABA#:                    121000248
               WFB Account #:           4068-000769

               For further credit to Acct #358-138201
               LXR Biotechnology Inc.
               Attn:  Laurie Vaugn
               (650) 396-7189

or by delivery of a bank check or certified check made payable to LXR Biotechnology, Inc., against delivery to the Investor of a certificate representing the Shares.

        (b) At the Closing, the Company shall deliver to the Investor the following:

                      (i) a copy of the Charter Documents (as defined in Section
               4(b)) and resolutions of the Board of Directors of the Company authorizing and




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               approving the issuance of the Shares and the execution, delivery and performance of this Agreement, all such resolutions to be certified by the Secretary of the Company;

                      (ii) a Certificate of Incumbency, dated as of the Closing
               and executed by the Secretary of the Company certifying the names, titles and signatures of the officers authorized to execute this Agreement and the Shares;

                      (iii) certificates evidencing that the Company is in good
               standing from the Secretary of State of the States of Delaware and California;

                      (iv) a legal opinion of Company's counsel, dated as of the
               Closing and covering the following matters:

                             (A) The Company has been duly incorporated and is
                      validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and corporate authority to issue the Shares, to perform its obligations under this Agreement, to own its properties, and to carry on its business as, to our knowledge, it is now conducted.

                             (B) The Agreement has been duly authorized,
                      executed and delivered on the part of the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, (i) to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other laws of general applicability relating to or affecting creditors' rights, (ii) to general principles of equity, whether such enforcement is considered in a proceeding in equity or at law, and (iii) to limitations imposed by applicable law or public policy on the enforceability of the indemnification provisions contained in the Agreement.

                             (C) The Shares, when issued at the Closing in
                      compliance with the Agreement, will be duly authorized, validly issued, fully paid, and non-assessable and free of preemptive rights set forth in the Articles or Bylaws, or of which we have knowledge; provided, however, that the Shares may be subject to restrictions on transfer under state and federal securities laws.




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                             (D) No governmental consents, approvals,
                      authorizations, registrations, declarations, or filings are required for the execution and delivery of the Agreement on behalf of the Company and performance of the Agreement by the Company, including the issuance of the Shares, except (i) the qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) for the offer and sale of the Shares under applicable blue sky laws, and (ii) filing of a registration statement, and an order of the Securities and Exchange Commission (the "Commission") declaring such registration statement effective, as contemplated by
                      Section 8 of the Agreement. To our knowledge, there are no proceedings pending or threatened that question the validity of the Agreement.

                             (E) Subject to the accuracy of the Investor
                      representations in Section 6 of the Agreement and the statement in the Officer's Certificate that the Company has not offered or sold Shares by means of advertising or public solicitation, the offer, sale, and issuance of the Shares in conformity with the terms of the Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, and from the qualification requirements of the California Corporate Securities Law of 1968, as amended.

                             (F) To our knowledge, there are no actions,
                      proceedings or governmental investigations pending or threatened against the Company that question the validity of the Agreement or the Company's right to enter into the Agreement, and to our knowledge there is no litigation pending against the Company or its properties other than as disclosed in the Company's filings with the Commission.

               (v) Such additional supporting documentation and other information as the Investor or legal counsel for the Investor may reasonably request.

        3. Use of Proceeds. The Company shall use the proceeds from the transactions contemplated hereby as working capital for general corporate purposes.

        4. Representations and Warranties of the Company. To induce the Investor to enter into this Agreement and to purchase the Shares, the Company hereby represents and warrants to the Investor the following, except as disclosed in the Schedule 4 attached




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hereto, which exceptions shall be set forth in reasonable detail and reference the appropriate subsection(s) of this Section 4:

           (a) Organization, Standing, Etc. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Company has the requisite corporate power and authority to issue the Shares and to perform its obligations under this Agreement.

           (b) Governing Instruments. The copies of the certificate of incorporation and bylaws of the Company, and all amendments thereto (collectively, the "Charter Documents"), as contained or incorporated by reference in the SEC Filings (as defined in Section 4(r)), are true and complete copies of the duly and legally adopted Charter Documents in effect as of the date of this Agreement.

           (c) Qualification. The Company has not failed to qualify, be licensed or domesticated in any jurisdiction in which the failure to so qualify, be licensed or domesticated would have a material adverse effect upon its business, properties, operations or financial condition ("Material Adverse Effect").

           (d) Financial Statements. The (i) audited financial statements of the Company for the fiscal years ended December 31, 1996 and 1995, and (ii) unaudited interim financial statements for the period ended September 30, 1997, together with the notes thereto, complete and correct copies of which are included in the SEC Filings (collectively, the "Financial Statements"), present fairly the financial position of the Company, as of such dates and the results of operations for the periods covered thereby (subject, in the case of such unaudited interim financial statements, to year-end audit adjustments) and have been prepared in accordance with generally accepted accounting principles consistently applied. Except as set forth in the Financial Statements or described in the notes thereto, the Company does not have any liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 1997; (ii) obligations under real and personal property leases disclosed in the notes to the Financial Statements or not required, under generally accepted accounting principles, to be so disclosed, and (iii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as set forth in Schedule 4, since September 30, 1997, (i) there has been no material adverse change in the business or condition, financial or otherwise, operations or prospects of the Company, (ii) to the Company's knowledge, neither the business, condition or operations of the Company nor any of its properties or




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assets have been materially adversely affected as the result of any legislative or regulatory change, any revocation or change in any franchise, permit, license, or right to do business, or any other event or occurrence, whether or not insured against, (iii) the Company has not entered into any material transaction other than in the ordinary course of business, made any distribution on its capital stock, or redeemed or repurchased any of its capital stock; and
(iv) there has been no lien or encumbrance placed upon any property of the Company. Notwithstanding and in modification of the immediately preceding sentence, various risk factors and various facts and uncertainties attendant to the Company's current operations and financial condition have been disclosed in the SEC Filings.

           (e) Valid Issuance. The Shares, when issued and delivered pursuant to the terms of this Agreement, will be duly authorized, validly issued and enforceable in accordance with their respective terms and the terms of this Agreement.

           (f) Corporate Acts and Proceedings. This Agreement has been duly authorized by all necessary corporate action on behalf the Company, has been duly executed and delivered by authorized officers of the Company, is a valid and binding agreement on the part of the Company and is enforceable against the Company in accordance with its terms. All corporate actions necessary to the authorization, creation, issuance and delivery of the Shares have been taken by the Company.

           (g) Tax Returns and Audits. The Company has prepared and timely filed all federal, state and other tax returns required by law to be filed, has paid or made provision for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been made and are reflected in the Financial Statements to the extent required by generally accepted accounting principles for all current taxes and other charges to which the Company is subject and which are not currently due and payable. None of the income tax returns of the Company have been audited by the Internal Revenue Service or the state taxing authority in such a manner to bring such audit to the attention of the Company. The Company does not know of any additional assessments or adjustments pending or threatened against the Company or its assets for any period, nor of any basis for any such assessment or adjustment, which would have a Material Adverse Effect.

           (h) Litigation; Government Proceedings. Except as disclosed in the notes to the Financial Statements and the SEC Filings, there are no legal actions, suits, arbitrations or other legal, administrative or governmental proceedings pending or, to the knowledge of the Company, threatened against the Company, or its properties or business or any executive officer or director of the Company, and neither the Company nor any executive officer or director of the Company is aware of any facts which are probable to result in or form the reasonable basis for any such action, suit or other proceeding. The Company is not in default with respect to any judgment order or decree of any court or




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any governmental agency or instrumentality. To the best of its knowledge, the
Company has not been threatened with any action or proceeding under any business or zoning ordinance, law or regulation.

           (i) Compliance with Applicable Laws and Other Instruments. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all governmental authorities. Neither the execution nor delivery of, nor the performance of or compliance with this Agreement, the issuance of the Shares nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or passage of time, result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to, any agreement or other instrument to which the Company is a party or by which it or any of its properties, assets or rights is bound or affected, and will not violate the Charter Documents. The Company is not in violation of its Charter Documents and, except as disclosed in the SEC Filings, it is not in violation of, or in default under, any lien, indenture, loan or credit agreement mortgage, lease, agreement, instrument, commitment or arrangement in any material respect.

           (j) Securities Laws. Based in part upon the representations of the Investor in Section 6, no consents authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Shares, other than the filing of a Form D pursuant to Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), the filing of a notice on Form 25102(f) with the State of California and a similar notice with any other state whose laws require such filing, and the qualification thereof, if required, under other applicable state laws which qualification has been or will be effected as a condition of this transaction. Under the circumstances contemplated by this Agreement, the offer, issuance, sale and delivery of the Shares will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the Securities Act.

           (k) Patents and Other Intangible Rights. Except as disclosed in the SEC Filings, the Company (i) owns or has the right to use, free and clear of all liens, claims and restrictions, all patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, licenses and similar rights with respect to the foregoing, necessary for and used in the conduct of its business as now conducted and as proposed to be conducted, to the Company's knowledge, without infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing; (ii) is not contractually or, to the Company's knowledge, otherwise obligated to make any material payments by way of royalties, fees or otherwise to any owner of,




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licensor of, or other claimant to, any patent, trademark, service mark, trade name, copyright, trade secret or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise; (iii) has not received any notice of conflict with the asserted rights of others with respect to such matters; (iv) to the Company's knowledge, owns or has the unrestricted right to use all trade secrets, including know-how, customer lists, inventions, designs, processes, computer programs and technical data used by the Company in the development, operation and sale of all products and services sold by it, free and clear of any rights, liens or claims of others; and (v) to the Company's knowledge, is not using any confidential information or trade secrets of others.

           (l) Capital Stock. The authorized and issued capital stock of the Company as of the date hereof is correctly set forth in the Financial Statements for the quarter ended September 30, 1997. All of the outstanding shares of the Company were duly authorized and validly issued and are fully paid and nonassessable. Except as described in the SEC Filings, there are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever, other than this Agreement, pursuant to which the Company is obligated to issue any securities of any kind representing an ownership interest in the Company. Neither the offer nor the issuance or sale of the Shares constitutes an event under any anti-dilution provisions of any securities issued (or issuable pursuant to outstanding rights, warrants or options) by the Company or any agreements with respect to the issuance of securities by the Company, which will either increase the number of securities issuable pursuant to such provisions or decrease the consideration per share to be received by the Company pursuant to such provisions. No holder of any securities of the Company is entitled to any preemptive or similar rights to purchase any securities of the Company from the Company.

           (m) Assets and Contracts. The Company has included (or incorporated by reference) in the SEC Filings all material agreements and contracts, has provided in the SEC Filings a true and complete list of such agreements and contracts required to be so filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has not entered into any such material agreements since the date of its most recent filing under the Exchange Act. Except as disclosed in the SEC Filings, the Company has in all material respects substantially performed its obligations required to be performed by it to date and is not in default in any material respect under any contracts, agreements, leases, documents, commitments or other arrangements to which it is a party or by which it is otherwise bound. Except as disclosed in the SEC Filings, there is not under any of such agreements, any existing material default or event of default or event which, with notice or lapse of time or both, would constitute an event of default by the Company thereunder.




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           (n) Insurance Coverage. The Company has in full force policies of insurance issued by insurers of recognized responsibility insuring the Company and its properties and business against such losses and risks, and in such amounts, as in the Company's judgment, are acceptable for the nature and extent of such business and its resources. The Company is not in default with respect to any material provision contained in any insurance policy, and has not failed to give any notice or present any material existing claims it has under its insurance policies in a timely fashion.

           (o) Employees. To the Company's knowledge, no officer of the Company or employee of the Company (whose annual compensation is in excess of $80,000) has any present plans to terminate his or her employment with the Company. Each officer and other employee of the Company having access to the confidential and proprietary information of the Company has executed an agreement with the Company regarding confidentiality and proprietary information.

           (p) Retirement Plans. The Company does not have any retirement plan in which any employee of the Company participates that is subject to any provisions of the Employee Retirement Income Security Act of 1974 and of the regulations adopted pursuant thereto.

           (q) No Brokers or Finders. Except for the commission payable to Sunrise Securities Corp. described in Section 6 (1), no person, firm or corporation has or will have, as a result of any contractual undertaking by the Company, any right, interest or valid claim against the Company or the Investor for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transaction contemplated by this Agreement. The Company will indemnify and hold the Investor harmless against any and all liability with respect to any such commission fee or other compensation which may be payable or determined to be payable.

           (r) Company SEC Filings. The Company has furnished, or made available through the EDGAR Internet web site of the Commission, to the Investor true and complete copies of its Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996 and its quarterly report on Form 10-QSB for the quarter ended September 30, 1997, in each case as filed with the Commission (such documents are collectively referred to herein as the "SEC Filings"). As of their respective filing dates, the SEC Filings complied in all material respects with the applicable requirements of the Exchange Act, and none of the SEC Filings contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.




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           (s) Full Disclosure. The Company has not knowingly withheld from the
Investor any material facts relating to the assets, business, operations, financial condition or prospects of the Company. No representation or warranty in this Agreement or in any written certificates schedule, statement or other document prepared by or on behalf of the Company and furnished by the Company to any Investor pursuant hereto, including without limitation Schedule 4 to this Agreement, and none of the SEC Filings, as of the date furnished to the Investor or filed under the Exchange Act, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated herein or therein necessary to make the statements herein or therein not misleading.

        5. Transfer Restrictions.

           (a) The Investor realizes that the Shares are not registered under the Securities Act, or any foreign or state securities laws. The Investor agrees that the Shares will not be sold, offered for sale, pledged, hypothecated, or otherwise transferred (collectively, "Transfer") except in compliance with the Act, if applicable, and applicable foreign and some securities laws. Purchasers of Shares can only Transfer the Shares pursuant to registration under the Act or pursuant to an exemption therefrom. The Investor understands that to Transfer the Shares may require in some jurisdictions specific approval by the appropriate governmental agency or commission in such jurisdiction. The Investor has been advised that, except as set forth in Section 5, the Company has no obligation, and does not intend, to cause the Shares to be registered under the Act or the securities law of any other jurisdiction or to comply with the requirements for any exemption under the Act, including but not limited to those provided by Rule 144 and Rule 144A promulgated under the Act, or under the securities law of any other jurisdiction.

           (b) To enable the Company to enforce the transfer restrictions contained in Section 3(a), the Investor hereby consents to the placing of legends upon, and stop-transfer orders with the transfer agent of the Common Stock with respect to, the Shares.

        6. Representations, Warranties and Covenants. To induce the Company to accept the Investor's subscription, the Investor hereby represents, warrants and covenants to the Company that:

           (a) the Investor is duly authorized to execute this Subscription Agreement and this Subscription Agreement, when executed and delivered by the Investor, will constitute a legal, valid, and binding obligation enforceable against the Investor in accordance with its terms; and the execution, delivery, and performance of this Subscription Agreement and the consummation of the transactions contemplated




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hereby have been duly authorized by all requisite corporate or other necessary action on the part of the Investor;

           (b) the Shares subscribed for hereby are being acquired by the Investor for investment purposes only, for the account of the Investor and not with the view to any resale or distribution thereof, and the Investor is not participating, directly or indirectly, in a distribution of such Shares and will not take, or cause to be taken, any action that would cause the Investor to be deemed an "underwriter" of such Shares as defined in Section 2(11) of the Act;

           (c) the Investor has had access to all materials, books, records, documents, and information relating to the Company, including (i) the Registration Statement on Form S-3 filed January 17, 1997 (the "Registration Statement"), (ii) the Annual Report on Form 10-KSB for the year ended December 31, 1996, (iii) the Quarterly Report on Form 10-QSB for the quarter ended September 30, 1997 (the "Form 10-QSB") and (iv) the Proxy Statement dated May 9, 1997, and has been able to verify the accuracy of the information contained therein;

           (d) the Investor acknowledges and understands that investment in the Shares involves a high degree of risk, including without limitation the risks set forth in the Registration Statement under the caption "Risk Factors" and in the Form 10-QSB under the caption "Factors Affecting Future Results" in "Management's Discussion and Analysis of Financial Condition and Results of Operations;"

           (e) the Investor acknowledges that the Investor has been offered an opportunity to ask questions of, and receive answers from, officers of the Company concerning all material aspects of the Company and its business, and that any request for such information has been fully complied with to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

           (f) the Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of an investment in the Company and can afford a complete loss of his investment in the Company;

           (g) the Investor has never been notified by the Internal Revenue Service that the Investor is subject to backup withholding;

           (h) the Investor recognizes that no governmental agency has passed upon the issuance of the Shares or made any finding or determination as to the fairness of this investment;




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           (i) if the Investor is purchasing the Shares subscribed for hereby in a representative or fiduciary capacity, the representations and warranties contained herein shall be deemed to have been made on behalf of the person or persons for whom such Shares are being purchased;

           (j) the Investor has not entered into any agreement to pay commissions to any persons with respect to the purchase or sale of the Shares, except commissions for which the Investor will be responsible;

           (k) the Investor acknowledges that the Company will pay to Sunrise Securities Corp. a commission with respect to the sale of the Shares by the Company to the Investor of (i) 6.5% payable at the option of the Sunrise Securities Corp. in cash or shares of Common Stock valued at $2.00 per share and
(ii) five-year warrants to purchase, at a purchase price of $2.00 per share, that number of shares of Common Stock equal to 10% of the number of Shares being purchased by the Investor hereunder and will reimburse Sunrise Securities Corp. for all documented out-of-pocket expenses incurred in connection with this transaction up to a maximum of 2% of the Purchase Price;

           (l) the Investor is an "Accredited Investor" as that term is defined in Section 501(a) of Regulation D promulgated under the Act; and

           (m) as soon as practicable after the Closing, the Investor shall designate a nominee to be appointed to the Board of Directors pursuant to
Section 7(b).

        7. Covenants of the Company. The Company covenants and agrees as follows:

           (a) Delivery of Information. The Company will deliver to the Investor promptly upon transmission thereof, copies of all publicly available reports, proxy statements, registration statements and notifications filed by the Company with the Commission or furnished to stockholders of the Company or to any securities exchange, including. without limitation, filings on Form 10-QSB, Form 10-KSB and Form 8-K, and any amendments thereto.


           (b) Representation of Directors. The Company shall take all action reasonably necessary to appoint the Investor's nominee pursuant to Section 6(m) to the Board of Directors; provided, however, that the Investor shall have no right to designate a member of the Board of Directors pursuant to this Agreement at such time as the Investor and its affiliates fails to own at least 2,600,000 shares of Common Stock.

           (c) Anti-dilution. In the event the Company sells any shares of its Common Stock (or securities convertible into Common Stock) to any third party for a period of six months after the date of this Agreement (other than pursuant to the exercise




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or conversion of securities outstanding as of the date hereof or to existing employee stock option plans) at a price per share (the "New Per Share Price") lower than $1.75; then the Company shall issue to the Investor an additional number of shares of Common Stock so that the per Share price paid by the Investor equals the New Per Share Price (the "Adjusted Purchase Price"). Upon subsequent issuances by the Company during the six-month period, this Section shall continue to apply to issuances at a price per share lower than the Adjusted Purchase Price then in effect.

           (d) Issuance of Additional Shares. Without the prior written consent of the Investor, which consent shall not be unreasonably withheld or delayed (provided that it shall not be considered unreasonable to withhold consent to a sale of securities at a purchase price of less than $1.75 per share), for a period of six months from the date hereof, the Company shall not issue additional equity securities (or securities convertible into equity securities) at a purchase price of less than $2.25 per share other than (i) to employees or consultants under the Company's existing stock option plans, (ii) shares of Common Stock issued in connection with the offering of which the Shares are a part, provided that such offering must be completed no later than December 31, 1997 on terms no more favorable than those received by Investor hereunder and at a purchase price of not less than $1.75 per share, and the Company may issue a total of no more than $10 million of such shares, and (iii) in connection with strategic alliances, joint ventures or other corporate partnerships.

           (e) Right of First Refusal. For a period of twelve months following the date hereof, in the event, and each time, that the Company issues any additional shares of its capital stock, other than through a public offering, the Investor shall have a right of first refusal, for a period of 30 days after written notice from the Company, to purchase all or any portion of such additional shares of capital stock as specified below. The purchase price for such additional shares of capital stock under this right of first refusal shall be the price offered to or proposed to be paid by the intended purchasers. Failure to respond in writing to the Company's written notice within the 30-day period shall be deemed to be an election not to participate. In the event there are any shares for which the right of first refusal is not exercised pursuant to this Section, the Company may issue such shares to the intended purchasers on the same terms offered to the Investor, provided that such sale must be completed with 60 days following the date on which the period for the Investor to elect to participate has been waived or expired. For purposes of this section, the issuance by the Company of any warrant or right to purchase or subscribe to another security, or the issuance of a security which gives the holder a present or future right or privilege to convert the security into another security, shall be deemed to include the issuance of the underlying security at the time of the issuance of the warrant or right or convertible security, but the subsequent exercise of the right to purchase or subscribe or to convert shall not be deemed an issuance subject to this right of first refusal. The right of first refusal shall not apply to any additional shares of capital stock (i) issued to




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employees or directors of (or consultants to) the Company, or issuable upon exercise of stock options granted so such employees, directors or consultants, pursuant to stock-based compensation plans approved by the Board, (ii) issued or issuable by way of stock split or stock dividend or similar capital modification, (iii) issued in connection with the sale of the Common Stock in a public offering registered under the Securities Act, (iv) issued in connection with a bona fide business acquisition of or by the Company (whether by merger, consolidation, or the sale or exchange of assets or stock or otherwise), (v) issuable upon exercise or conversion of any exchangeable or convertible securities outstanding as of the date hereof, or (vi) issued in connection with strategic alliances, joint ventures or other corporate partnerships.

        8. Registration of Shares under the Act.

           (a) The Company shall, at its expense, (i) not later than the earlier of (x) January 30, 1998 or (y) 30 business days after the final closing of the offering of which the Shares are a part (in either case, the "Filing Deadline") file a registration statement (the "Registration Statement") with the Commission to register under the Act the resale by the Investor of the Shares, (ii) use its reasonable best efforts to cause the Registration Statement to become effective under the Act as promptly as practicable, (iii) after the Registration Statement is declared effective under the Act, furnish the Investor with such number of copies of the prospectus (the "Prospectus") included in the Registration Statement as the Investor may reasonably request to facilitate the resale of the Shares; and (iv) use its reasonable best efforts to cause such Registration Statement to remain effective until such time as the Investor becomes eligible to resell the Shares pursuant to Rule 144.

           (b) The Investor shall give at least three business days' prior written notice (a "Sale Notice") to the Company of any proposed sale of Shares under the Registration Statement (provided, however, that such notice shall not be required during the 45-day period immediately following the date on which the Registration Statement first becomes effective) and shall not make such sale (i) unless such three days lapse without response from the Company, or (ii) in the event the Company responds by stating that a Prospectus supplement or post-effective amendment will be filed pursuant to Section 5(c), until the Company has notified the Investor pursuant to Section 5(c) that any such post-effective amendment has become effective or Prospectus supplement has been filed. A Sale Notice shall be effective for 45 days after it is given.

           (c) The Company will prepare and file with the Commission such amendments and Prospectus supplements, including post-effective amendments, to the Registration Statement as the Company determines may be necessary or appropriate, and use its reasonable best efforts to have such post-effective amendments declared effective as promptly as practicable; cause the Prospectus to be supplemented by any Prospectus supplement, and as so supplemented, to be filed with the Commission; and notify the Investor when a Prospectus, and any Prospectus supplement or post-effective amendment must be filed or has been filed (including any filing in response to a Sale Notice) and, with respect to any post-effective amendment, when the same has become effective.

           (d) Notwithstanding any other provision hereof, commencing 45 days after the Registration Statement has been declared effective the Company may delay the Investor's ability to resell Shares pursuant to the Registration Statement if the Company delivers a certificate in writing to the Investor, which writing states the basis therefore, to the effect that a delay in such sale is necessary because, in the good faith and reasonable judgment of the Company's Board of Directors, (i) a sale pursuant to the Registration Statement would require the public disclosure of information that would materially adversely affect the strategic interests of the Company; (ii) is likely to materially adversely affect the Company, provided, the Company shall not delay more than one such sale for such reason; or (iii) could constitute a violation of the federal securities laws. In such an event, the Company shall notify the Investor promptly after it is determined that such circumstances no longer exist.

           (e) In connection with the Registration Statement, the Investor shall furnish to the Company such information as the Company shall reasonably request.

           (f) In the event that the Company shall fail to file a timely Registration Statement in accordance with Section 8(a)(i) above, the Company shall issue to the Investor, as compensation therefor, shares of Common Stock equal to (i) 1% of the Shares for each 30 days or part thereof the filing is delayed until 60 days after the Filing Deadline and (ii) 2% of the Shares for each 30 days or part thereof the filing is delayed from 60 days and after the Filing Deadline; provided, however, that the Company shall not be required to issue such shares if such failure has been caused by the failure of the Investor to provide information in connection with the Registration Statement in accordance with Section 8(e) above.

        9. Indemnification.

           (a) The Investor understands the meaning and legal consequences of the representations and warranties made by the Investor in this Agreement, and agrees to indemnify and hold harmless the Company and each of the Company's directors, officers, stockholders, employees, counsel, agents, successors, and assigns, if any, from and against any and all loss, damage, liability, or expense (including, without limitation, attorneys' fees), as and when incurred, due to or arising out of (in each case in whole or in part) any breach of any representation or warranty made by the Investor set forth herein or in any other agreement or other document furnished by the Investor to any of the foregoing in connection with this transaction, any failure by the Investor to fulfill any of its covenants or agreements set forth herein or therein, or arising out of the resale or distribution by the Investor of the Shares or any portion thereof in violation of the Act or any applicable foreign or state securities or "blue sky" law.

           (b) The Company understands the meaning and legal consequences of the representations and warranties made by it in this Agreement, and agrees to indemnify and hold harmless the Investor and each of the Investor's directors, officers, stockholders, employees, counsel, agents, successors, and assigns, if any, from and against any and all loss, damage, liability, or expense (including, without limitation, attorneys' fees), as and when incurred, due to or arising out of (in each case in whole or in part) any breach of any representation or warranty made by the Company set forth herein, any failure by the Company to fulfill any of its covenants or agreements set forth herein.

        10. Further Documents. The Investor agrees that it will execute such other documents as may be necessary or desirable in connection with the transactions contemplated hereby.

        11. Payment of Fees and Expenses of the Investor. The Company agrees to reimburse the Investors for their out-of-pocket expenses, including reasonable legal expenses incurred for one special legal counsel to the Investor, Oppenheimer, Wolff & Donnelly, in connection with the transactions contemplated by this Agreement, up to a maximum aggregate of $15,000.

        12. Modification. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

        13. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service and delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address set forth on the first page hereof, (ii) if to the Investor, at its address set forth on the signature page hereto, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this
Section 9. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 9. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this
Section 9 shall be deemed given at the time of receipt thereof.

        14. Counterparts. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

        15. Entire Agreement. This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are not representations, covenants or other agreements except as stated or referred to herein.

        16. Severability. Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

        17. Assignability. This Subscription Agreement is not transferable or assignable by the Investor.

        18. Applicable Law. This Subscription Agreement has been negotiated and consummated in the State of California and shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflict of laws.

        19. Choice of Jurisdiction. Any action or proceeding arising, directly, indirectly, or otherwise, in connection with, out of or from this Subscription Agreement, any breach hereof or any transaction covered hereby shall be resolved within San Francisco, California. Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located within San Francisco, California.

        20. Taxpayer Identification Number. The Investor verifies under penalties of perjury that any Taxpayer Identification Number or Social Security Number shown on the signature page hereto is true, correct, and complete.

        21. Pronouns. Any personal pronoun shall be considered to mean the corresponding masculine, feminine, or neuter personal pronoun, as the context requires.

        IN WITNESS WHEREOF, the Investor has executed this Subscription Agreement this 12th day of December, 1997.




                                       GRACE BROTHERS, LTD.
                                       By:    /s/ Bradford T. Whitmore
                                           -------------------------------------
                                       Name:  Bradford T. Whitmore
                                       Title: General Partner
                                       -----------------------------------------
                                       1560 Sherman Avenue, Suite 900
                                       (Address)

                                       Evanston, IL  60201
                                       -----------------------------------------
                                       (City, State and Zip Code)

                                       (847) 733-1230
                                       -----------------------------------------
                                       (Telephone Number)

                                       (847) 733-0342
                                       -----------------------------------------
                                       (Telecopier Number)

                                       36-3417056
                                       -----------------------------------------
                                       (Tax I.D. or Social Security Number)


ACCEPTED AND AGREED:

LXR BIOTECHNOLOGY, INC.

By:    /s/ L. David Tomei
    -------------------------------
Name:   L. David Tomei
      -----------------------------
Title:  Chief Executive Officer
       ----------------------------

Date: December 12, 1997